Exhibit 10.32

STOCKHOLDERS AGREEMENT

Stockholders Agreement (this “Agreement”), dated as of              , 2012 (the “Effective Date”), by, between and among (i) each of Kemper Isely, Zephyr Isely, Heather C. Isely, Elizabeth Isely, Lark Isely, Lucas B. Isely, Charity Isely, Mariah C. Isely, and Guy D. Isely (the “Individual Stockholders”), (ii) the limited liability companies listed on Exhibit A hereto (collectively, the “Exhibit A LLCs”), (iii) the limited liability companies listed on Exhibit B hereto (collectively, the “Exhibit B LLCs”, and together with the Exhibit A LLCs, the “LLCs”), (iv) Kemper Isely and Zephyr Isely, not individually, but in their capacity as trustees (in such capacity, each a “Trustee” and, collectively, the “Trustees”) of the LaRock and Luke Isely Trust (the “Trust”), (v) Anthony Andueza, not individually, but in his capacity as custodian (in such capacity, the “Custodian”) of the custodial accounts listed on Exhibit C (each, an “UTMA” and, collectively, the “UTMAs”), (vi) each of the individuals listed on Exhibit D (each, an “Adult Trust Beneficiary” and, collectively, the “Adult Trust Beneficiaries”), (vii) Kemper Isely, Zephyr Isely, Heather C. Isely, Elizabeth Isely and Anthony Andueza, not individually, but in their capacity as trustees (in such capacity, each a “Consenting Trustee” and, collectively, the “Consenting Trustees”) of each of the trusts listed on Exhibit E (each, a “Consenting Trust” and collectively, the “Consenting Trusts”); (viii) each of the individuals listed on Exhibit F (each a “Consenting Individual” and, collectively, the “Consenting Individuals”); (ix) Raquel M. Isely and Dyami Cy Isely-Parvanta (each an “Adult UTMA Beneficiary” and collectively, the “Adult UTMA Beneficiaries”, and together with the Adult Trust Beneficiaries, the Consenting Trustees and the Consenting Individuals the “Consenting Parties”); and (x) Natural Grocers by Vitamin Cottage, Inc., a Delaware corporation (the “Company”).  Each beneficiary of the Trust and UTMA, and each member of an LLC that is not a Consenting Party at the date of this Agreement but who later attains the age of 18 following the date hereof shall execute a Joinder and shall then also be deemed to be a Consenting Party for purposes of this Agreement.

WHEREAS, the Managers are the current managers of the LLCs listed on Exhibits A and B hereto;

WHEREAS, the Trustees are the current trustees of the LaRock and Luke Isely Trust, a United States situs trust for the benefit of certain Isely Family members;

WHEREAS, the Custodian is the current custodian for certain Isely Family members under the Colorado Uniform Transfer for Minors Act, as such custodial accounts are more specifically described and identified on Exhibit C hereto;

WHEREAS, the Adult Trust Beneficiaries listed on Exhibit D are current and/or contingent beneficiaries of the Trust who have reached the age of eighteen years;

WHEREAS, the Consenting Trustees are the current trustees of the United States situs trusts for the benefit of certain Isely Family members and charitable organizations, as such trusts are more specifically described and identified on Exhibit E hereto, that are the members of the LLCs listed on Exhibits A and B hereto;

WHEREAS, the Consenting Individuals listed on Exhibit F are the members of the LLCs listed on Exhibits A and B hereto who have reached the age of eighteen years;

WHEREAS, the Adult UTMA Beneficiaries are the current beneficiaries of the UTMAs listed on Exhibit C who have reached the age of eighteen years;

WHEREAS, the Individual Stockholders, the LLCs (with the LLCs acting through the Managers), the Trust (with the Trust acting through the Trustees) and the UTMAs (with the UTMAs acting through the Custodian) (collectively, the “Stockholders”) each hold shares of the common equity interests of the Company;

WHEREAS, the Stockholders are the owners of a majority of the common equity interests in the Company;

WHEREAS, in the context of the creation of liquidity, the Stockholders and the Consenting Parties have determined it to be in their collective best interests to create a liquid market for the common equity securities in the Company through an initial public offering of the common stock (“Company Common Stock”) of the Company (the “IPO”);

WHEREAS, it is anticipated that in connection with the IPO, the Company Common Stock will be registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and listed on the New York Stock Exchange;

WHEREAS, in order to facilitate the consummation of the IPO, the Stockholders and the Consenting Parties find it to be in the best interests of all of the parties hereto to enter into this Agreement; and

WHEREAS, the members of the Isely Nonvoting Group shall not be parties to this Agreement with respect to the Voting Agreement as noted in Section 3.1(b) below.

NOW, THEREFORE, in consideration of the foregoing recitals (which are hereby incorporated herein), mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties, intending legally to be bound, hereby agree as follows:

ARTICLE I

Term of Agreement

Section 1.1 Effective Time. This Agreement and the obligations of the parties hereto shall become effective for all purposes and respects as of the effective time of the Merger (the “Effective Time”).

ARTICLE II

Representations and Warranties

Section 2.1 Representations and Warranties. Each of the parties signatory hereto hereby represents and warrants to each other party signatory hereto as follows:

(a) Such party has the full power, right and legal capacity to enter into this Agreement and to perform, observe and comply with all of such party’s agreements and obligations hereunder.

(b) This Agreement has been duly and validly executed by such party and, upon delivery thereof by such party, will constitute a legal, valid and binding obligation of such party enforceable against such party in accordance with its terms.

(c) The execution, delivery and performance of this Agreement by such party in compliance with the terms and provisions hereof will not, to the best of such party’s knowledge, conflict with, result in a breach of, or constitute a violation or default of or give any third party the right to terminate, accelerate or modify any obligation under, (i) any material agreement or other document or instrument to which such party is bound or affected or (ii) any law, statute, rule, regulation, ordinance, writ, order or judgment to which such party is bound or affected.

(d) Except as otherwise provided in or contemplated by this Agreement and except for any consent, approval, authorization, order, registration, qualification or notice required by gaming or other regulatory authorities, no consent, approval, authorization or order of, or registration or qualification with, or notice to any governmental authority or other Person is required by such party to enter into this Agreement.

ARTICLE III

Disposition of Securities; Voting Agreement

Section 3.1 IPO. At the Effective Time, the following provisions shall become and be effective provided that Company Common Stock continues to be Public:

(a) Disposition of Securities: Prior to the Expiration Date (as defined in Section 3.1(d)), all Stockholders are prohibited from Transferring Company Common Stock except in compliance with this Section 3.1(a).  The term “Transfer” means any direct or indirect transfer, sale, exchange, distribution, contribution, donation, gift, bequest, assignment, conveyance, hypothecation or other disposal or attempted disposal, voluntary or involuntary by reason of death, incapacity or otherwise, of all or any portion of shares of Company Common Stock, any interest or rights in Company Common Stock, or any rights under this Agreement;  Transfer shall also include, without limitation, a transfer to a broker, custodian or other nominee, whether or not there is a corresponding change in beneficial ownership. “Transferred” means the accomplishment of a Transfer; and “Transferee” means the recipient of a Transfer. No Stockholder shall be permitted to pledge, hypothecate, grant a security interest in or otherwise effect a transfer or potential transfer of the shares of Company Common Stock as security or collateral for any loan, guarantee or similar transaction.  Furthermore, except as provided in Section 3.1(a)(i)(A), no Stockholder shall be permitted to Transfer any shares of Company Common Stock to a brokerage, custodial, retirement or other nominee account, whether or not there is a corresponding change in beneficial ownership.

(i)                                     The following Transfers (“Permitted Transfers”) are permitted without compliance with Section 3.1(a)(iii), below:

(A)                              Transfers by Stockholders to members of the Isely Family, provided that the Transferee, if not already a Stockholder, shall enter into a Joinder providing that (i) such Transferee shall become a party to this Agreement in the capacity created by such Transfer (e.g., if such Transferee is a custodial account, the custodial account and its custodian shall become an UTMA and Custodian hereunder), (ii) all shares of Company Common Stock Transferred by a member of the Isely Voting Group will be subject to all provisions of this Agreement, and (iii) all shares of Company Common Stock Transferred by a member of the Isely Nonvoting Group will be subject to all provisions of this Agreement other than the provisions of Section 3.1(b).  If the Transferee is a non-individual Isely Family member (e.g., a trust, estate, LLC or account) that is not already a Stockholder, the adult beneficiaries or owners of such Transferee shall also enter into a Joinder and shall be deemed Consenting Parties for purposes of this Agreement (e.g., if the Transferee is a trust that is not already a Stockholder, the trust and the adult beneficiaries of the trust shall each enter into a Joinder and shall be deemed a Stockholder and Adult Trust Beneficiaries, respectively).  Notwithstanding anything to the contrary in this Agreement or any failure by a Transferee under Section 3.1(a)(i)(A) to execute a Joinder, a Transferee of shares under Section 3.1(a)(i)(A) shall take any shares of Company Common Stock so Transferred subject to all relevant provisions of this Agreement as if such Shares were still held by the Stockholder making such Transfer, whether or not they so agree in writing, and such Transferee shall be deemed a Stockholder hereunder; provided, however, that:

(1)                                  The Transferee of shares of  Company Common Stock Transferred by a member of the Isely Voting Group may be exempted from participating in the voting provisions of Section 3.1(b) with respect to such Transferred shares, provided the Transferee receives Isely Approval prior to the Transfer of such shares.

(2)                                  The Transferee of shares of Company Common Stock Transferred by a member of the Isely Nonvoting Group may participate in the voting provisions of Section 3.1(b) with respect to such Transferred shares, provided the Transferee receives Isely Approval prior to the Transfer of such shares.  Notwithstanding anything to the contrary in this Agreement, the Transferee shall be prohibited from participating in the voting provisions of Section 3.1(b) if the Transferee’s participation in the voting provisions would cause the Transferred Company Common Stock to be included in the gross estate of a Prohibited Stockholder for federal estate tax purposes under Section 2036(b) of the Internal Revenue Code; provided, however, that this shall not apply if, disregarding Section 2036(b), the Transferred Company Common Stock would otherwise be included in the gross estate of a Prohibited Stockholder for federal estate tax purposes.

(3)                                  The Transferee of shares of Company Common Stock Transferred after the Effective Date by a Prohibited Stockholder will automatically be exempted from participating in the voting provisions of Section 3.1(b) with respect to such Transferred shares, if the participation in the voting provisions would cause the Transferred Company Common Stock to be included in the gross estate of a Prohibited Stockholder for federal estate tax purposes under Section 2036(b) of the Internal Revenue Code; provided, however, that this automatic exemption shall not apply if, disregarding Section 2036(b), the Transferred Company Common Stock

would otherwise be included in the gross estate of a Prohibited Stockholder for federal estate tax purposes; and provided further that this provision shall not apply if, immediately after the Transfer, the Isely Voting Group would fail to hold shares of Company Common Stock representing more than 50% of the FD Stock.

(B)                                Transfers by a Stockholder from time to time of up to an aggregate of 10% of the FD Stock held by such Stockholder (such percentage and stockholder’s ownership measured as of the date immediately after both the Closing Date and the Greenshoe Closing Date have occurred, if any); provided that such percentage may be increased with Isely Approval; and provided further that Transfers described in Section 3.1(a)(i)(A) to a Transferee that will participate in the voting provisions of Section 3.1(b), Transfers described in Section 3.1(a)(i)(C), and Transfers described in Section 3.1(a)(i)(D) shall not be counted against the 10% limitation described herein.  All other Transfers shall be counted against the 10% limitation.

(C)                                Transfers pursuant to the IPO, including the exercise of the Greenshoe.

(D)                               Transfers pursuant to the registration rights granted to certain of the Stockholders pursuant to Articles II and III of the Registration Rights Agreement.

(E)                                 Transfers to a charitable organization, including Transfers to a private foundation created by a member of the Isely Family, provided that the Stockholder receives Isely Approval prior to the Transfer.

(ii)                                  Any Stockholder that is the Transferee of additional shares of Company Common Stock pursuant to this Section 3.1 or otherwise (including any open market purchases) shall agree that all such additional shares of Company Common Stock shall be considered Company Common Stock and subject to all relevant rights and restrictions of this Agreement.

(iii)                               In the event that any Stockholder wishes to Transfer, other than pursuant to a Permitted Transfer, to any Person all or any portion of the shares of Company Common Stock held by such Stockholder, including pursuant to open market transactions, such Stockholder (a “Transferor”) may Transfer such shares pursuant to and in accordance with the following provisions of this Section 3.1(a)(iii):

(A)                              Offer Notice.  The Transferor shall cause the proposed terms and conditions of the Transfer and all of the terms thereof to be reduced to writing and shall promptly notify the Company and each member of the Isely Voting Group of such Transferor’s desire to effect a Transfer and otherwise comply with the provisions of this Section 3.1(a)(iii) (such notice, the “Offer Notice”).  The Company shall notify each member of the Isely Voting Group of the date on which it received the Offer Notice. The Transferor’s Offer Notice shall constitute an irrevocable offer to sell any or all of the shares of Company Common Stock that are described in the Offer Notice (the “Offered Shares”) to the members of the Isely Voting Group (the “Offerees”), on the basis, at the purchase price and during the Option Periods described below.  The Offer Notice must be provided to the Company and each Offeree between the first and third business days during a Trading Window.  The price for the Offered Shares shall be equal to the mathematical average of the closing price of the Company’s Common Stock on the principal United States securities exchange on which such Common Stock is then listed (or, if applicable, the successor exchange on which the Common Stock has been listed) for the five days beginning on the day the Offer Notice is received by the Company (the “Purchase Price”). Notwithstanding anything to the contrary in this Agreement, if the Transferor is a member of the Isely Nonvoting Group and the Transferor originally received the Offered Shares from a Prohibited Stockholder or from a successor-in-interest of such Prohibited Stockholder (directly, or indirectly through a distribution from a trust, entity or account created by such Prohibited Stockholder) in a transaction that was not a bona fide sale for an adequate and full consideration in money or money’s worth (as contemplated by Section 2036(a) of the Code), then the Prohibited Stockholder shall not be considered an Offeree and shall be precluded from purchasing any or all of the Offered Shares from the Transferor.

(B)                                Offerees’ Rights. At any time within five days after receipt by the Company of the Offer Notice (the “Option Period”), each Offeree may elect to accept the offer to purchase with respect to any or all of the Offered Shares and shall give written notice of such election (the “Acceptance Notice”) to the Transferor and each other Offeree within the Option Period, which notice shall indicate the maximum number of Offered Shares that the Offeree is willing to purchase, including the number of Offered Shares it would purchase if one or more other Offerees do not elect to purchase their Pro Rata Fractions (as defined in subparagraph (C) below).  The Acceptance Notice shall constitute a valid, legally binding and enforceable agreement for the sale and purchase of the Offered Shares covered by the Acceptance Notice at the Purchase Price. The Transferor shall notify the Offerees and the Company within one business day if any Offeree fails to offer to purchase all of its Pro Rata Fraction.

(C)                                Allocation of Shares among Offerees.  Within two business days after expiration of the Option Period, the number of Offered Shares to be purchased by each Offeree shall be determined as follows:  (i) first, there shall be allocated to each Offeree electing to purchase, a number of Offered Shares equal to the lesser of (A) the number of Offered Shares as to which such Offeree accepted as set forth in its respective Acceptance Notice or (B) such Offeree’s Pro Rata Fraction (as defined below), and (ii) second, the balance, if any, not allocated under clause (i) above, shall be allocated to those Offerees who, within the Option Period, delivered an Acceptance Notice that set forth a number of Offered Shares that exceeded their respective Pro Rata Fractions, in each case on a pro rata basis in proportion to the number of shares of Company Common Stock held by each such Offeree as compared to the other Offerees willing to purchase in excess of their Pro Rata Fraction, up to the amount of such excess.  An

Offeree’s Pro Rata Fraction shall be equal to the product obtained by multiplying the total number of Offered Shares by a fraction, the numerator of which is the total number of shares of Company Common Stock owned by such Offeree, and the denominator of which is the total number of shares of Company Common Stock held by all Offerees, in each case as of the date of the Offer Notice.

(D)                               Payment with Promissory Note.  The Purchase Price set forth in the Offer Notice shall be expressed and may be paid solely in cash; provided that an Offeree may indicate in its Acceptance Notice that it will pay up to 100% of the Purchase Price with a promissory note on substantially the terms and conditions of the form of Promissory Note attached hereto as Exhibit H.

(E)                                 Closing.  The closing for any purchase of Offered Shares by the Offerees under this Section 3.1(a)(iii) shall take place on the third business day after the expiration of the Option Period (provided such date falls within the Trading Window), at the offices of the Company or on such other date thereafter or at such other place as may be agreed to by the Transferor and such Offerees so long as such date falls within the Trading Window.

(F)                                 Transfer to Third Party.  In the event that the Offerees do not elect to exercise the rights to purchase under this Section 3.1(a)(iii) with respect to all of the Offered Shares, the Transferor may Transfer, during the same Trading Window, any remaining Offered Shares to a third party (i) pursuant to an open market transaction, or (ii) if pursuant to a private transaction, on the terms and conditions set forth in the Offer Notice (including determination of Purchase Price, if any, and the requirement that such Transfer be concluded for cash, if a sale transaction, and during the Trading Window); provided that the conditions of Section 3.1(a)(iv) continue to be met after such Transfer.  Promptly after such Transfer, the Transferor shall notify the Company, which in turn shall promptly notify all the Stockholders, of the consummation thereof and shall furnish such evidence of the completion and time of completion of the Transfer and of the terms thereof as may reasonably be requested by a Stockholder.  If the Transferor’s Transfer to such third party is not consummated in accordance with the terms of the Offer Notice within the applicable Trading Window, then the Offer Notice shall be deemed to lapse, and any Transfers of shares pursuant to such Offer Notice shall be in violation of the provisions of this Agreement unless the Transferor sends a new Offer Notice and once again complies with the provisions of this Section 3.1(a)(iii) with respect to such Transfer.

(iv)                              Prior to making any Transfer (including any Permitted Transfer), a Stockholder shall provide at least five days prior written notice of such Transfer (a “Transfer Notice”) to the Company (and an Offer Notice provided under Section 3.1(a)(iii)(A) shall be considered a Transfer Notice for purposes of this subpart (iv)).  The Company shall, within such five day period after receipt of the Transfer Notice, make a determination as to whether such Transfer would result, immediately after such Transfer, in the Isely Voting Group failing to hold shares of Company Common Stock representing more than 50% of the FD Stock (a “Disqualifying Transfer”).  If such Transfer would be a Disqualifying Transfer, the Company will notify the Stockholder immediately (and in any event within such five day period) and, unless such Stockholder obtains Isely Approval, such Transfer may not occur.

(v)                                 If any Transfer, or any hypothecation, pledge, grant of a security interest in or other assignment or transfer of shares of Company Common Stock is made or attempted contrary to the provisions of this Section 3.1, such purported Transfer, hypothecation, pledge, grant of a security interest in or other assignment or transfer shall be void ab initio; the other parties hereto shall have, in addition to any other legal or equitable remedies which they may have, the right to enforce the provisions of this Agreement by actions for specific performance (to the extent permitted by law); and the Company shall have the right to refuse to recognize any Transferee as one of its Stockholders for any purpose. The Stockholders recognize and acknowledge that irreparable damage may result in the event that this Agreement is not specifically enforced.

(b)  Voting Agreement: Prior to the Expiration Date, the Isely Voting Group will vote all of the voting securities of the Company (and successor companies) held or controlled by them consistent with the recommendations of at least three out of the four of Kemper Isely, Zephyr Isely, Heather C. Isely and Elizabeth Isely with respect to the election of members of the Board of Directors; provided that, if any of the above listed natural persons should become deceased, the recommendation must be made by the remaining three natural persons listed, and if two or more of the listed natural persons die, or if at least three of the listed natural persons cannot reach agreement upon a recommendation at least 20 days prior to the date of the annual or special meeting at which an election of members of the Board of Directors is to be held, then the Isely Voting Group shall vote as recommended by a majority of the Independent directors. The Isely Voting Group will cast and submit by proxy to the Company their votes in a manner consistent with this Section 3.1(b) at least five business days prior to the scheduled date of the annual or special meeting of stockholders of the Company, as applicable.  Notwithstanding anything to the contrary in the Agreement, a Stockholder that is a member of the Isely Voting Group may, with respect to certain shares of Company Common Stock held by such Stockholder, later be exempted from the obligations of this Section 3.1(b) upon receipt of Isely Approval and confirmation by the Company that such exemption would not cause the Isely Voting Group to fail to hold shares of Company Common Stock representing more than 50% of the FD Stock.  The process for obtaining confirmation by the Company shall be the same as that described under Section 3.1(a)(iv).  Furthermore, a Stockholder that is a member of the Isely Nonvoting Group with respect to certain shares of Company Common Stock held by such Stockholder may later participate in the voting provisions of this Section 3.1(b) with respect to such shares upon receipt of Isely Approval.  Notwithstanding anything to the contrary in this Agreement, (A) a member of the Isely Nonvoting Group that later wishes to participate in the Voting Agreement with respect to certain shares of Company Common Stock held by such Stockholder shall be precluded from participating in the voting provisions of this Section 3.1(b) as to those shares if the Stockholder’s participation in the voting provisions would cause such shares of Company Common Stock to be included in the gross estate of a Prohibited Stockholder for federal estate tax purposes under Section 2036(b) of the Internal Revenue Code; provided, however, that this shall not apply if, disregarding Section 2036(b), the Transferred Company Common Stock would otherwise be included in the gross estate of a Prohibited Stockholder for federal estate tax purposes; and (B) no change in the manner of participation of any shares of Company Common

Stock in the provisions of this Section 3.1(b), whether by amendment of this Agreement or receipt of Isely Approval, shall be made without the express written consent of the Stockholder owning or controlling such shares.  For avoidance of doubt, it is possible for a Stockholder to hold shares that are and are not subject to the provisions of Section 3.1(b).

(c)                 All shares of Company Common Stock subject to this Agreement (other than those purchased after the Effective Date on the open market) shall have the following restrictions noted in the Company’s stock transfer records:

THE OWNERSHIP, TRANSFER AND, TO THE EXTENT APPLICABLE, VOTING OF THE SHARES OF COMPANY COMMON STOCK INDICATED HEREIN ARE SUBJECT TO THE PROVISIONS OF A STOCKHOLDERS AGREEMENT DATED AS OF JULY     , 2012, AS IT MAY BE AMENDED FROM TIME TO TIME.

(d)                This Agreement shall expire on the date upon which 50% or more of the FD Stock is owned by Persons other than the Isely Voting Group (the “Expiration Date”).

ARTICLE IV

Arbitration

Section 4.1 Scope of Arbitration.

(a)  Except as otherwise expressly provided in this Agreement, disputes between or among any of the parties hereto, and/or disputes between or among any of the parties hereto and any Person who has executed a Joinder (to the extent any such disputes among the parties and/or among the parties and Persons who executed Joinders relate directly to the subject matter of this Agreement), shall be determined solely and exclusively by arbitration in accordance with this Article IV, which shall be broadly construed in favor of arbitrability of all such disputes, including, without limitation, any dispute, controversy, claim or other issue arising out of or relating to:

(i)  The existence, validity, interpretation, construction, enforcement, breach, termination or rescission of this Agreement;

(ii)  The actions or failures to act of any party to this Agreement with respect to this Agreement;

(iii)  Dispute resolution under this Agreement, including arbitrability; or

(iv)  All other matters directly related to the subject matter of this Agreement.

(b)  In any arbitration, this Agreement and all other documentation determined by the Arbitrator to be relevant shall be admissible in evidence. In deciding any issue submitted to arbitration, the Arbitrator shall consider the rights, powers and obligations of the Stockholders (or their predecessors) in light of this Agreement, the relevant formation or governing documents (for any Stockholder that is a custodial account, trust, LLC or other entity), and Colorado law.

Section 4.2 Rules; Location.

(a)  Except as otherwise provided herein, the Commercial Arbitration Rules of the American Arbitration Association in effect as of the Effective Time shall govern any arbitration hereunder, but such arbitration shall not be conducted under the auspices of the American Arbitration Association.

(b)  All arbitrations shall be held in Denver, Colorado, at a site or sites determined by the Arbitrator.

Section 4.3 Arbitrator.

(a)  All arbitrations will be before a single arbitrator (the “Arbitrator”), who shall be Independent, have a respected legal background, and be selected in accordance with this Section.

(b)  The parties agree that the Arbitrator shall be chosen with the approval of a Supermajority Interest.

(c)  Once an Arbitrator is chosen, all parties to this Agreement and their counsel, Joined Agents and other representatives will refrain from all ex parte contacts with the Arbitrator.

Section 4.4 Demand for and Action to Compel Arbitration.

(a)  To demand arbitration hereunder, the party seeking arbitration shall be required to deliver written notice to the Arbitrator (when and if available) and each of the Stockholders and all parties in respect of whom arbitration is sought, specifying in reasonable detail the issue or issues to be arbitrated. Upon receipt of such notice, the Arbitrator shall commence, conduct and conclude all proceedings within a reasonable time. Notwithstanding anything to the contrary contained in this Agreement, no party may demand arbitration subsequent to the date that is ninety days following the date upon which the provisions of Article III hereof expire by its terms.

(b)  Nothing herein shall be deemed to impair the right of any party to seek an order of any court of competent jurisdiction compelling arbitration or in aid of the jurisdiction of the Arbitrator.

Section 4.5 Confidentiality.

(a)  Except as may be required by applicable law and for communications among the parties to this Agreement and their respective counsel (and Persons retained by counsel for the purpose of assisting in any proceeding, who shall agree to be bound by a reasonable confidentiality agreement), all arbitration proceedings commenced hereunder, and all demands, pleadings, briefs or other documents relating to such proceedings, as well as any decisions or awards of the Arbitrator (except insofar as may be necessary to obtain judicial confirmation and/or enforcement of such decision or award), shall be completely and permanently confidential and shall not be communicated to third parties, and the Arbitrator will so order.

(b)  Any party initiating judicial proceedings to compel arbitration or to confirm an award of the Arbitrator shall in good faith seek an order providing for the filing of all pleadings and arbitration documents under seal and all of the parties shall agree thereto.

(c)  No tape or electronic recording or transcripts of arbitration proceedings shall be retained by any party after the completion of the arbitration proceeding; provided, however, that the Arbitrator (and any successor Arbitrators) may retain such records as he deems useful to the discharge of his duties hereunder and the Arbitrator may make any recordings or transcripts available upon request of a party to a subsequent arbitration pursuant to this Article (and solely for use in such subsequent arbitration) at his discretion and upon terms and conditions the Arbitrator deems appropriate.

Section 4.6 Discovery and Conduct of Hearing.

(a)  The parties to any arbitration hereunder shall be entitled to such pre-hearing discovery, if any, as may be determined by the Arbitrator.

(b)  In conducting the arbitration, the Arbitrator may act in summary fashion, upon submission of papers, or in plenary fashion, in his discretion.

Section 4.7 Form of Award; Remedies; Confirmation.

(a)  An award of the Arbitrator shall be in writing and signed by him, shall not include findings of fact, conclusions of law, or other matters of opinion, shall state as briefly as possible the determination of the issue or issues submitted, and shall be final and binding on the parties to this Agreement in all respects and for all purposes (without any right of appeal).

(b)  The Arbitrator shall be authorized to award any form of relief as may be appropriate, consistent with the Commercial Arbitration Rules of the American Arbitration Association, including immediate, interim and/or final equitable relief, compensatory damages, fees, costs and expenses of the arbitration proceeding (including the payment thereof from one or more parties to this agreement, as appropriate), and non-monetary sanctions (but not Consequential Damages, punitive damages, exemplary damages or multiple damages).

(c)  Notwithstanding any other provision of this Agreement, the Arbitrator shall not render any monetary award against a Trustee, LLC Manager or Custodian (collectively, a “Fiduciary”) personally in the absence of a finding that such Fiduciary has willfully, materially and in bad faith breached his fiduciary duty. Any such monetary award shall be for actual and/or compensatory damages, and not for Consequential Damages, punitive damages, exemplary damages, or multiple damages.

(d)  A party to an arbitration shall have the right to petition a court of competent jurisdiction located in Denver, Colorado for an order confirming the Arbitrator’s award.

Section 4.8 Certain Arbitrations. The exclusive requirement to arbitrate hereunder shall not apply with respect to the manner in which the Company’s (and its subsidiaries’) operations are conducted to the extent the parties (in their capacities as stockholders) and non-Isely public shareholders are affected comparably; provided, however, that a party may participate in and benefit from any shareholder litigation initiated by a non-party. A party may not solicit others to initiate or be a named plaintiff in such litigation (i) unless two thirds of the Independent directors of a board of directors having at least three Independent directors do not vote in favor of the matter that is the subject of the litigation or (ii), in the case of Affiliated transactions reviewed by the Company’s board of directors, unless at least one Independent director did not approve the transaction.

ARTICLE V

Definitions

Section 5.1 Certain Defined Terms. For purposes of this Agreement the following terms and phrases shall have the following meanings:

“Affiliate” means any Person who directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, a specified Person (the term “control” for these purposes meaning the ability, whether by ownership of shares or other equity interests, by contract or otherwise, to elect a majority of the directors of a corporation, to act as or select the managing or general partner of a partnership, manager or managing member of a limited liability company, or otherwise to select, or have the power to remove and then select, a majority of those Persons exercising governing authority over a Person).

“Closing Date” means the date on which the sale of Company Common Stock to the public through the IPO is consummated.

“Consequential Damages” means such damages as do not flow directly and immediately from the act of a party, but which arise from intervention of special circumstances not ordinarily predictable (for greater certainty, “Consequential Damages” do not include general and special, actual or compensatory damages as will compensate an injured party for the injury sustained (and nothing more)).

“FD Stock” means the fully diluted shares of Company Common Stock, taking into account any stock split of the Company Common Stock, or dividend paid in Company Common Stock, or similar transaction, calculated with reference to the securities included in determining “Diluted EPS” in accordance with Statement of Financial Accounting Standards 128 for the purposes of US GAAP as in effect on June 30, 2012.

“Greenshoe” means the exercise by the underwriters of the Company’s IPO of its over-allotment option to sell to the public additional shares of Company Common Stock.

“Greenshoe Closing Date” means the date on which the sale of Company Common Stock to the public through the exercise of the underwriter’s Greenshoe is consummated, provided that the Greenshoe Closing Date shall occur no later than 30 days after the Closing Date.

“Independent” means, with respect to an individual, an individual who (i), in the case of the Arbitrator or successor Arbitrator only, has no direct material business relationship with any party to this Agreement, (ii) satisfies the criteria set forth in Section 303A.02 of the New York Stock Exchange Listed Company Manual as in effect at the Effective Time and (iii) for the purposes of Sections 3.1 and 4.8 hereof, is not an Isely Family member.

“Internal Revenue Code” means the Internal Revenue Code of 1986, as amended and the corresponding Treasury Regulations, if any.  References to the “Treasury Regulations,” are to the Treasury Regulations under the Internal Revenue Code in effect from time to time.  If a particular provision of the Internal Revenue Code is renumbered, or the Internal Revenue Code is superseded by a subsequent federal tax law, any reference is deemed to be made to the renumbered provision or to the corresponding provision of the subsequent law, unless to do so would clearly be contrary to the intent of the original law.  The same rule applies to references to the Treasury Regulation.

“Isely Approval” means the specific written consent of each of Kemper Isely, Zephyr Isely, Heather C. Isely, and Elizabeth Isely; provided that if any of the above listed natural persons should become deceased, Isely Approval shall mean the remaining persons listed, and further provided that if each of the above listed natural persons shall become deceased, Isely Approval shall instead be by written consent of a Supermajority Interest.  Notwithstanding anything to the contrary in this Agreement, no Prohibited Stockholder shall participate in Isely Approval if participating in the approval would cause some or all of the Company Common Stock subject to such approval to be included in the gross estate of the Prohibited Stockholder for federal estate tax purposes; provided, however, that this shall not apply, if disregarding Sections 2036(a) or (b) of the Internal Revenue Code, the shares of Company Common Stock would otherwise be included in the gross estate of a Prohibited Stockholder for federal estate tax purposes.  If the Prohibited Stockholder is precluded from participating in Isely Approval due to these exceptions, the Isely Approval shall be conducted as if such Prohibited Stockholder had predeceased such action.

“Isely Family”  means (i)  Kemper Isely, Zephyr Isely, Heather C. Isely, Elizabeth Isely, LaRock Isely and Lark Isely, (ii) the existing and future lineal descendents, including adopted children, of Kemper Isely, Zephyr Isely, Heather C. Isely, Elizabeth Isely, LaRock Isely and Lark Isely; (iii) existing and future spouses of any Persons named in clauses (i) and (ii); (iv) any United States situs trusts for the current or future, direct or indirect, vested or contingent, benefit of any of the Persons named in clauses (i) through (iii); (v) a custodial or retirement account benefiting any of the Persons named in clauses (i) through (iii), (vi) any estate of any of the Persons named in clauses (i) through (iii); and (vii) any entity (or wholly owned subsidiary of such entity) in which all of the equity interests are owned by Persons, trusts, accounts or estates named in clauses (i) through (vi).

“Isely Nonvoting Group” means (i) the Exhibit A LLCs; and (ii) the successors in interest, if applicable, of the Exhibit A LLCs.  Except as provided in Section 3.1(a)(i)(A), under no circumstances shall the Exhibit A LLCs (or their successors in interest) be part of the Isely Voting Group or be subject to any of the provisions of Section 3.1(b) of this Agreement

“Isely Voting Group” means (i) Individual Stockholders, the Exhibit B LLCs, the Trustees and the Custodian; and (ii) members of the Isely Family that later become Transferees of the Individual Stockholders, the Exhibit B LLCs, the Trustees and the Custodian, except as provided under Section 3.1(a)(1)(A)(3).

“Joinder” means an instrument pursuant to which the signatory Transferee and/or any Consenting Party thereto, as applicable, becomes a party to this Agreement and assumes the relevant obligations hereunder.  A Joinder shall expressly set forth in what capacity the Transferee becomes a Stockholder hereunder.

“Joined Agent” means an agent or representative of a Stockholder or Consenting Party who has executed and delivered a Joinder agreeing to be bound by Article IV; provided, however, that counsel to each of the Stockholders or Consenting Parties shall be deemed to be a Joined Agent hereunder whether or not such counsel has executed and delivered a Joinder.

“Manager” means any Person appointed as a Manager of a LLC under the limited liability company operating agreement of such LLC.

“Merger” means the transaction pursuant to which the shareholders of Vitamin Cottage Natural Food Markets, Inc., a Colorado corporation, will receive shares of Company Common Stock in exchange for all of the shares of the capital stock of Vitamin Cottage Natural Food Markets, Inc. held by such shareholders.

“Person” means an individual, trust, estate, charitable organization, account (including, but not limited to, a brokerage, nominee, custodial or retirement account), company (including, but not limited to, a limited liability company, a general or limited partnership, or a corporation), unincorporated association, joint stock company, business trust, joint venture, and/or governmental authority.

“Prohibited Stockholder” means Kemper Isely, Zephyr Isely, Heather C. Isely and/or Elizabeth Isely.

“Public”, when referring to Company Common Stock, means such Company Common Stock is registered pursuant to Section 12 of the Exchange Act.

“Registration Rights Agreement” means that Registration Rights Agreement of even date herewith by and between the Company, the Stockholders, and certain persons listed as Stockholder Representatives under the Registration Rights Agreement.

“Supermajority Interest” means the Stockholders having voting power with respect to not less than 85% of the outstanding shares of Company Common Stock held or controlled by all of the Stockholders.

“Trading Window” means the time period after announcement of the Company’s earnings when the Company permits trading by its executive officers, directors and certain other Affiliates, as such time period is determined from time to time in accordance with the Company’s policies by the Company’s board of directors, chief legal officer or other appropriate executive officer.

ARTICLE VI

Miscellaneous

Section 6.1 Interpretation. The headings and captions preceding the text of Articles and Sections included in this Agreement and the headings and captions to Exhibits attached to this Agreement are for convenience only and shall not be deemed part of this Agreement or be given any effect in interpreting this Agreement. The use of the masculine, feminine or neuter gender herein shall not limit any provision of this Agreement and shall be deemed to include each other gender, and the singular shall include the plural and vice versa, as the context may require. The use of the terms “including” or “include” shall in all cases herein mean “including, without limitation” or “include, without limitation,” respectively. References to any “Article”, “Section” or “Exhibit” shall refer to an Article or Section of, or an Exhibit to, this Agreement, as the same may be amended, modified, supplemented or restated from time to time in accordance with this Agreement or any other document or instrument of even date herewith. Any act by any agent of any of the Stockholders shall be deemed to be the act of the Stockholder who is the principal for such agent.

Section 6.2 Support of Contemplated Transactions. Without limiting the right of the parties to commence an arbitration pursuant to Article IV, each of the parties will cooperate with each other party in all reasonable respects and act reasonably and in good faith in effectuating this Agreement. Each party will employ the dispute resolution provisions of Article IV only in connection with a bona fide dispute, controversy, claim or other issue concerning a substantial matter that is subject to such dispute resolution provisions.

Section 6.3 Consent and Agreement of Consenting Parties. Each of the Consenting Parties consents to the terms and conditions of the Agreement and to the actions of their respective Fiduciaries contemplated by this Agreement.  Each of the Consenting Parties also agrees to be bound by the terms and conditions of the Agreement, in the event they ever become a Stockholder.

Section 6.4 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to constitute an original and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

Section 6.5 Governing Law. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS AGREEMENT AND EACH OF THE EXHIBITS TO THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF COLORADO, WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES OF SUCH STATE THAT WOULD APPLY THE LAWS OF ANY OTHER STATE. SUBJECT TO COMPLIANCE WITH ARTICLE IV, AS APPLICABLE, EACH OF THE PARTIES HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF, AND CONSENTS TO VENUE IN, THE CIRCUIT COURT OF DENVER COUNTY, COLORADO FOR ALL PURPOSES HEREUNDER.

Section 6.6 Further Assurances. Each of the parties hereto will, without additional consideration, execute and deliver such further instruments and take such other action as may be reasonably requested by any other party hereto in order to carry out the purposes and intent of this Agreement.

Section 6.7 No Presumption Against Drafter. Each of the parties hereto has jointly participated in the negotiation and drafting of this Agreement. In the event there arises any ambiguity or question or intent or interpretation with respect to this Agreement, this Agreement shall be construed as if drafted jointly by all of the parties hereto and no presumptions or burdens of proof shall arise favoring any party by virtue of the authorship of any of the provisions of this Agreement.

Section 6.8 Parties in Interest. This Agreement is solely for the benefit of the parties hereto and no other Persons shall be third party beneficiaries of this Agreement.

Section 6.9 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors-in-interest and become subject to the Joinder.  Except as provided in Section 3.1(a)(i)(A), no party may assign his rights or obligations under this Agreement.

Section 6.10 Severability. If any term or provision of this Agreement shall, to any extent, be held by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to Persons or circumstances other than those as to which it has been held invalid or unenforceable, shall not be affected thereby and this Agreement shall be deemed severable and shall be enforced otherwise to the full extent permitted by law; provided, however, that such enforcement does not deprive any party hereto of the benefit of the bargain.

Section 6.11 Amendment and Waiver. This Agreement may not be amended, modified, supplemented or restated except by written agreement of a Supermajority Interest, determined at the time any such amendment, modification, supplement or restatement is sought. No waiver by any party of any default, misrepresentation or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

Section 6.12 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given and received if delivered personally (including delivery by courier service), transmitted by telegram or facsimile transmission, or mailed by registered or certified mail, postage prepaid, return receipt requested, to the parties at their respective addresses set forth on Exhibit G, or to such other address as the party to whom notice is to be given may have previously furnished to the other parties in writing in accordance herewith. Notice shall be deemed given on the date received (or, if receipt thereof is refused, on the date of such refusal).

Section 6.13 Fiduciary Exculpation. Each Fiduciary executing this Agreement is executing the same solely in his capacity as a fiduciary. All obligations and liabilities of any Fiduciary executing this Agreement shall be satisfied solely out of the assets of the entity on whose behalf such fiduciary is executing this Agreement, and such fiduciary shall not be personally liable for the satisfaction of any of such obligations or liabilities as a result of his or her execution of this Agreement.

Section 6.14 Estate Tax Inclusion. For purposes of determining under Sections 3.1(a)(i)(A)(2) and (3), Section 3.1(b) and the Isely Approval definition under Section 5.1of this Agreement whether shares of Company Common Stock would be included in the gross estate of a Prohibited Stockholder for federal estate tax purposes, it is assumed in this Agreement that the Prohibited Stockholder dies the moment after the contemplated action.

[Signature Pages to Follow]

The parties hereto have executed this Agreement as of                     , 2012.

THE COMPANY

NATURAL GROCERS BY VITAMIN COTTAGE, INC.

By:
Its:

ISELY VOTING GROUP

INDIVIDUAL STOCKHOLDERS:

Kemper Isely

Zephyr Isely

Heather C. Isely

Elizabeth Isely

Lark Isely

Lucas B. Isely

Charity Isely

Mariah C. Isely

Guy D. Isely

LLCs:

KIVC 2, LLC

By:
Anthony Andueza, Manager

ZIVC, LLC

By:
Anthony Andueza, Manager

HIVC 2, LLC

By:
Anthony Andueza, Manager

EIVC 2, LLC

By:
Anthony Andueza, Manager

FTVC, LLC

By:
Kemper Isely, Co-Manager

By:
Zephyr Isely, Co-Manager

By:
Heather C. Isely, Co-Manager

CTVC, LLC

By:
Anthony Andueza, Manager

TRUST:

LAROCK AND LUKE ISELY TRUST

By:
Kemper Isely, Co-Trustee

By:
Zephyr Isely, Co-Trustee

UTMAs:

COLORADO UNIFORM TRANSFERS TO MINORS ACT f/b/o RITCHIE K. ISELY

By:
Anthony Andueza, Custodian

COLORADO UNIFORM TRANSFERS TO MINORS ACT f/b/o RAQUEL M. ISELY

By:
Anthony Andueza, Custodian

COLORADO UNIFORM TRANSFERS TO MINORS ACT f/b/o MASALA A. ISELY-RICE

By:
Anthony Andueza, Custodian

COLORADO UNIFORM TRANSFERS TO MINORS ACT f/b/o CHARLES L. ISELY-RICE

By:
Anthony Andueza, Custodian

COLORADO UNIFORM TRANSFERS TO MINORS ACT f/b/o DYAMI CY ISELY-PARVANTA

By:
Anthony Andueza, Custodian

ISELY NONVOTING GROUP

KIVC 1, LLC

By:
Anthony Andueza, Manager

KIVC 3, LLC

By:
Anthony Andueza, Manager

LIVC 1, LLC

By:
Anthony Andueza, Manager

LIVC 2, LLC

By:
Anthony Andueza, Manager

HIVC 1, LLC

By:
Anthony Andueza, Manager

EIVC 1, LLC

By:
Anthony Andueza, Manager

CONSENTING PARTIES

ADULT TRUST BENEFICIARIES:

LaRock Isely

Lucas B. Isely

Charity Isely

Mariah C. Isely

Guy D. Isely

Mary Isely Sipes

Sarah Isely

David Isely

Anna Isely

K. Daisy Isely

Alyssa Isely

Dyami Cy Isely-Parvanta

Raquel M. Isely

CONSENTING TRUSTS:

ISELY CHILDREN’S TRUST

By:
Kemper Isely, Co-Trustee

By:
Zephyr Isely, Co-Trustee

By:
Heather C. Isely, Co-Trustee

By:
Elizabeth Isely, Co-Trustee

MARGARET A. ISELY FAMILY TRUST

By:
Kemper Isely, Co-Trustee

By:
Zephyr Isely, Co-Trustee

By:
Heather C. Isely, Co-Trustee

MARGARET A. ISELY SPOUSE’S TRUST

By:
Kemper Isely, Co-Trustee

By:
Zephyr Isely, Co-Trustee

By:
Heather C. Isely, Co-Trustee

KEMPER ISELY 2012 IRREVOCABLE FAMILY TRUST

By:
Anthony Andueza, Trustee

ZEPHYR ISELY 2012 IRREVOCABLE FAMILY TRUST

By:
Anthony Andueza, Trustee

HEATHER C. ISELY 2012 IRREVOCABLE FAMILY TRUST

By:
Anthony Andueza, Trustee

ELIZABETH ISELY 2012 IRREVOCABLE FAMILY TRUST

By:
Anthony Andueza, Trustee

LARK ISELY 2012 IRREVOCABLE FAMILY TRUST

By:
Anthony Andueza, Trustee

CONSENTING INDIVIDUALS:

Kemper Isely

Zephyr Isely

Heather C. Isely

Elizabeth Isely

Mary Isely Sipes

Sarah Isely

David Isely

Anna Isely

K. Daisy Isely

Alyssa Isely

ADULT UTMA BENEFICIARIES:

Raquel M. Isely

Dyami Cy Isely-Parvanta

Exhibit A

To the Stockholders Agreement of Natural Grocers by Vitamin Cottage, Inc.

dated               , 2012

EXHIBIT A LLCs

KIVC 1, LLC

KIVC 3, LLC

LIVC 1, LLC

LIVC 2, LLC

HIVC 1, LLC

EIVC 1, LLC

Exhibit B

To the Stockholders Agreement of Natural Grocers by Vitamin Cottage, Inc.

dated               , 2012

EXHIBIT B LLCs

KIVC 2, LLC

ZIVC, LLC

HIVC 2, LLC

EIVC 2, LLC

FTVC, LLC

CTVC, LLC

Exhibit C

To the Stockholders Agreement of Natural Grocers by Vitamin Cottage, Inc.

dated               , 2012

UTMAs

Anthony Andueza, as custodian for Ritchie K. Isely under the Colorado Uniform Transfers to Minors Act

Anthony Andueza, as custodian for Raquel M. Isely under the Colorado Uniform Transfers to Minors Act

Anthony Andueza, as custodian for Masala A. Isely-Rice under the Colorado Uniform Transfers to Minors Act

Anthony Andueza,  as custodian for Charles L. Isely-Rice under the Colorado Uniform Transfers to Minors Act

Anthony Andueza, as custodian for Dyami Cy Isely-Parvanta under the Colorado Uniform Transfers to Minors Act

Exhibit D

To the Stockholders Agreement of Natural Grocers by Vitamin Cottage, Inc.

dated               , 2012

ADULT BENEFICIARIES

LaRock Isely

Lucas B. Isely

Charity Isely

Mariah C. Isely

Guy D. Isely

Mary Isely Sipes

Sarah Isely

David Isely

Anna Isely

K. Daisy Isely

Alyssa Isely

Dyami Cy Isely-Parvanta

Raquel M. Isely

Exhibit E

To the Stockholders Agreement of Natural Grocers by Vitamin Cottage, Inc.

dated                , 2012

CONSENTING TRUSTS

ISELY CHILDREN’S TRUST

MARGARET A. ISELY FAMILY TRUST

MARGARET A. ISELY SPOUSE’S TRUST

KEMPER ISELY 2012 IRREVOCABLE FAMILY TRUST

ZEPHYR ISELY 2012 IRREVOCABLE FAMILY TRUST

HEATHER C. ISELY 2012 IRREVOCABLE FAMILY TRUST

ELIZABETH ISELY 2012 IRREVOCABLE FAMILY TRUST

LARK ISELY 2012 IRREVOCABLE FAMILY TRUST

Exhibit F

To the Stockholders Agreement of Natural Grocers by Vitamin Cottage, Inc.

dated               , 2012

CONSENTING INDIVIDUALS

Kemper Isely

Zephyr Isely

Heather C. Isely

Elizabeth Isely

Mary Isely Sipes

Sarah Isely

David Isely

Anna Isely

K. Daisy Isely

Alyssa Isely

Exhibit G

To the Stockholders Agreement of Natural Grocers by Vitamin Cottage, Inc.

dated               , 2012

ADDRESSES FOR NOTICE UNDER AGREEMENT

ISELY VOTING GROUP

INDIVIDUAL STOCKHOLDERS:

Kemper Isely

[Insert Address Here]

Zephyr Isely

[Insert Address Here]

Heather C. Isely

[Insert Address Here]

Elizabeth Isely

[Insert Address Here]

Lark Isely

[Insert Address Here]

Lucas B. Isely

[Insert Address Here]

Charity Isely

[Insert Address Here]

Mariah C. Isely

[Insert Address Here]

Guy D. Isely

[Insert Address Here]

LLCs:

KIVC 2, LLC

[Insert Address Here]

ZIVC, LLC

[Insert Address Here]

HIVC 2, LLC

[Insert Address Here]

EIVC 2, LLC

[Insert Address Here]

FTVC, LLC

[Insert Address Here]

CTVC, LLC

[Insert Address Here]

TRUST:

LAROCK AND LUKE ISELY TRUST

[Insert Address Here]

UTMAs:

Anthony Andueza, as custodian for Ritchie K. Isely under the Colorado Uniform Transfers to Minors Act

[Insert Address Here]

Anthony Andueza, as custodian for Raquel M. Isely under the Colorado Uniform Transfers to Minors Act

[Insert Address Here]

Anthony Andueza, as custodian for Masala A. Isely-Rice under the Colorado Uniform Transfers to Minors Act

[Insert Address Here]

Anthony Andueza, as custodian for Charles L. Isely-Rice under the Colorado Uniform Transfers to Minors Act

[Insert Address Here]

Anthony Andueza, as custodian for Dyami Cy Isely-Parvanta under the Colorado Uniform Transfers to Minors Act

[Insert Address Here]

ISELY NONVOTING GROUP

KIVC 1, LLC

[Address]

KIVC 3, LLC

[Address]

LIVC 1, LLC

[Address]

LIVC 2, LLC

[Address]

HIVC 1, LLC

[Address]

EIVC 1, LLC

[Address]

CONSENTING PARTIES

ADULT TRUST BENEFICIARIES:

LaRock Isely

[Address]

Lucas B. Isely

[Address]

Charity Isely

[Address]

Mariah C. Isely

[Address]

Guy D. Isely

[Address]

Mary Isely Sipes

[Address]

Sarah Isely

[Address]

David Isely

[Address]

Anna Isely

[Address]

K. Daisy Isely

[Address]

Alyssa Isely

[Address]

Dyami Cy Isely-Parvanta

[Address]

Raquel M. Isely

[Address]

CONSENTING TRUSTS:

ISELY CHILDREN’S TRUST

[Address]

MARGARET A. ISELY FAMILY TRUST

[Address]

MARGARET A. ISELY SPOUSE’S TRUST

[Address]

KEMPER ISELY 2012 IRREVOCABLE FAMILY TRUST

[Address]

ZEPHYR ISELY 2012 IRREVOCABLE FAMILY TRUST

[Address]

HEATHER C. ISELY 2012 IRREVOCABLE FAMILY TRUST

[Address]

ELIZABETH ISELY 2012 IRREVOCABLE FAMILY TRUST

[Address]

LARK ISELY 2012 IRREVOCABLE FAMILY TRUST

[Address]

CONSENTING INDIVIDUALS:

Kemper Isely

[Address]

Zephyr Isely

[Address]

Heather C. Isely

[Address]

Elizabeth Isely

[Address]

Mary Isely Sipes

[Address]

Sarah Isely

[Address]

David Isely

[Address]

Anna Isely

[Address]

K. Daisy Isely

[Address]

Alyssa Isely

[Address]

ADULT UTMA BENEFICIARIES:

Raquel M. Isely

[Address]

Dyami Cy Isely-Parvanta

[Address]

Exhibit H

To the Stockholders Agreement of Natural Grocers by Vitamin Cottage, Inc.

dated               , 2012

FORM OF PROMISSORY NOTE

PROMISSORY NOTE

[date]

FOR VALUE RECEIVED, [                                ] (“Borrower”), whose address is [                                                                  ], hereby promises to pay to the order of [                                                  ] (“Seller”), whose address is [                                                        ], the amount of                                                dollars ($                    ).  The balance of principal remaining unpaid from time to time shall bear interest at a rate of [      ] percent ([    ]%) per annum.  Interest shall be based on a 365-day year and shall accrue for the number of days the principal sum (or any portion thereof) is actually outstanding.

This Note is being issued in payment of [    %] of the purchase price of shares of the common stock (the “Shares”) of Natural Grocers by Vitamin Cottage, Inc. (the “Company”) by Borrower from Seller.

1.           Payments of Principal and Interest.  Borrower shall make the following payments of principal and/or interest to Seller:

1.1           Monthly Interest Payments.      Accrued interest on the unpaid principal sum shall be paid monthly on the 1st day of each calendar month until the note has been paid in full.

1.2           Principal Amount Payment.      Beginning on the first month after the fifth anniversary of the date of this Note, Borrower also shall pay 1/60th of the principal amount outstanding on the Note.

1.3           Balloon Payment.      Any and all principal amount of this note that is then outstanding, plus all accrued interest thereon, shall be due and payable on [DATE].

All amounts payable hereunder shall be paid at the address of Seller set forth above, or at such other place as the holder hereof may from time to time designate in writing to Borrower.

2.             Prepayments.  The privilege to prepay all or any part of the principal sum from time to time without penalty is hereby reserved to Borrower; provided, however, that any such principal prepayment shall be accompanied by all interest then accrued, if any.  Prepayments shall be allocated to outstanding interest and then to principal owed pursuant to this Note.

3.             Default.  All past due payments of principal or interest (to the extent permitted by law) under this Note shall bear interest at a default interest rate of eighteen percent (18%).  Borrower further agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including reasonable attorney’s fees and legal expenses, incurred by the holder of this Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by declaration or otherwise.

4.             Miscellaneous.  Borrower hereby (i) waives presentment for payment, notice of nonpayment, protest, notice of protest, filing of suit, diligence and, to the extent permitted by law, all other notice in the collection of this Note, (ii) consents to any extension or postponement of time of payment of this Note and to any other indulgence with respect thereto without notice thereof, and (iii) agrees that the failure to exercise any option or election herein provided upon the occurrence of any default hereunder shall not be construed as a waiver of the right to exercise such option or election at any later date or upon the occurrence of a subsequent default.

5.             Severability.  If any provision of this Note, or the application thereof, shall for any reason and to any extent be invalid or unenforceable, the remainder of this Note and the application of such provision in other circumstances shall be interpreted so as best reasonably to effect the intent of the parties hereto.

6.             Successors and Assigns.  All of the terms, covenants, conditions, and agreements herein set forth shall be binding upon and shall inure to the benefit of Borrower and Seller and their respective heirs, successors and assigns.

7.             Governing Law.  This Note shall be governed by and construed in accordance with the laws of the State of Colorado, without regard to the conflicts of laws principles of such State.

BORROWER

[Name of Borrower]